UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23401	33-0612983
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 5, 2006, GameTech International, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended July 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.
     In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
     On September 6, 2006, Mr. Jay Meilstrup, President and Chief Executive Officer of the Company, will give a presentation regarding the Company at the 2006 New York Conference presented by Roth Capital Partners in New York City. A copy of Mr. Meilstrup’s slide presentation is furnished hereto as Exhibit 99.2.
     In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release issued by GameTech International, Inc., dated September 5, 2006 reporting its results for the third quarter ended July 31, 2006.

99.2	Slide presentation to be given by Mr. Meilstrup, dated September 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay Meilstrup
Jay Meilstrup
President and Chief Executive Officer

Dated: September 5, 2006

EXHIBIT INDEX

99.1	Press release issued by GameTech International, Inc., dated September 5, 2006 reporting its results for the third quarter ended July 31, 2006.

99.2	Slide presentation to be given by Mr. Meilstrup, dated September 6, 2006.